Pinnacle Focused Opportunities ETF

SCHEDULE OF INVESTMENTS at August 31, 2023 (Unaudited)

	Shares	Value
Common Stocks - 99.6%
Advertising - 2.2%
The Trade Desk, Inc. - Class A (1)	4,843	$387,585

Banks - 3.9%
First Citizens BancShares, Inc. - Class A	508	691,083

Beverages - 2.4%
Molson Coors Brewing Co. - Class B	6,522	414,082

Building Materials - 7.5%
Builders FirstSource, Inc. (1)	5,063	734,338
Owens Corning	4,033	580,389
		1,314,727
Computers - 3.3%
Crane NXT Co.	9,714	576,623

Electric - 3.7%
Vistra Corp.	20,467	643,073

Electronics - 2.6%
Jabil, Inc.	4,030	461,113

Engineering & Construction - 4.4%
EMCOR Group, Inc.	3,447	772,990

Entertainment - 3.0%
DraftKings, Inc. - Class A (1)	18,015	534,145

Home Builders - 3.2%
PulteGroup, Inc.	6,733	552,510

Internet - 13.0%
DoorDash, Inc. - Class A (1)	5,059	425,614
Meta Platforms, Inc. - Class A (1)	2,300	680,547
Palo Alto Networks, Inc. (1)	1,715	417,259
Uber Technologies, Inc. (1)	16,005	755,916
		2,279,336
Leisure Time - 5.2%
Carnival Corp. (1)	24,347	385,169
Royal Caribbean Cruises Ltd. (1)	5,306	524,976
		910,145
Lodging - 3.7%
MGM Resorts International	14,829	652,179

Machinery - Construction & Mining - 4.8%
Vertiv Holdings Co.	21,487	846,373

Miscellaneous Manufacturers - 2.5%
General Electric Co.	3,875	443,532

Oil & Gas Services - 2.7%
TechnipFMC PLC	24,494	466,366

Semiconductors - 10.0%
Broadcom, Inc.	620	572,192
NVIDIA Corp.	1,589	784,251
ON Semiconductor Corp. (1)	4,040	397,778
		1,754,221
Software - 14.8%
AppLovin Corp. - Class A (1)	23,720	1,025,178
MongoDB, Inc. (1)	1,746	665,750
Palantir Technologies, Inc. - Class A (1)	37,364	559,713
Teradata Corp. (1)	7,604	351,837
		2,602,478
Transportation - 6.7%
Saia, Inc. (1)	1,338	570,256
XPO, Inc. (1)	8,192	611,369
		1,181,625

Total Common Stocks
(Cost $16,315,681)		17,484,186

Short-Term Investments - 0.4%
Money-Market Funds - 0.4%
First American Government Obligations Fund, Class X, 5.248% (2)	70,801	70,801
Total Short-Term Investments
(Cost $70,801)		70,801

Total Investments in Securities - 100.0%
(Cost $16,386,482)		17,554,987
Liabilities in Excess of Other Assets - 0.0% (3)		(43)
Total Net Assets - 100.0%		$17,554,944

(1)	Non-income producing security.
(2)	The rate shown is the annualized seven-day effective yield as of August 31, 2023.
(3)	Does not round to 0.1% or (0.1)%, as applicable.

Summary of Fair Value Exposure at August 31, 2023 (Unaudited)

The Pinnacle Focused Opportunities ETF (the "Fund") utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of August 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$17,484,186	$—	$—	$17,484,186
Short-Term Investments	70,801	—	—	70,801
Total Investments in Securities	$17,554,987	$—	$—	$17,554,987

(1)	See Schedule of Investments for the industry breakout.